UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2011
Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Voting Results.
At the Annual Meeting of Shareholders of Analog Devices, Inc., held on March 8, 2011, the proposals listed below were submitted to a vote of our shareholders. The proposals are described in our definitive proxy statement for the annual meeting.
Proposal 1 — The election of ten nominees to our Board of Directors each for a term of one year.
The ten (10) nominees named in the definitive proxy statement were elected to serve as directors until the 2012 annual meeting. Information as to the vote on each director standing for election is provided below:

Nominee	Votes	Votes		Broker
	For	Against	Votes Abstaining	Non-Votes
Ray Stata	232,175,198	2,592,427	72,456	19,163,188
Jerald G. Fishman	230,978,505	3,751,271	110,305	19,163,188
James A. Champy	232,899,804	1,752,055	188,222	19,163,188
John L. Doyle	230,566,214	4,123,518	150,349	19,163,188
John C. Hodgson	233,590,481	934,126	315,474	19,163,188
Yves-Andre Istel	232,680,744	2,005,730	153,607	19,163,188
Neil Novich	230,971,689	3,592,558	275,834	19,163,188
F. Grant Saviers	230,531,685	4,107,753	200,643	19,163,188
Paul J. Severino	231,275,898	3,415,853	148,330	19,163,188
Kenton J. Sicchitano	233,766,299	870,525	203,257	19,163,188
Proposal 2 — The approval of the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in our proxy statement.
     Our shareholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

190,874,220	42,943,626	1,022,235	19,163,188
Proposal 3— The determination of the frequency of the vote on our executive compensation program.
     The voting results were as follows:

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes

141,178,262	1,666,211	91,015,077	980,531	19,163,188
Based on these results and consistent with a majority of votes cast with respect to this matter, our Board of Directors has adopted a policy to hold an annual advisory vote on executive compensation.

Proposal 4 — The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 29, 2011.
     The shareholders ratified the Company’s selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending October 29, 2011. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining

250,417,151	3,305,024	281,094

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2011	ANALOG DEVICES, INC.
	By:	/s/ Margaret K. Seif
Margaret K. Seif
Vice President, General Counsel and Secretary